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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 3, 2003
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                             STUDENT ADVANTAGE, INC.
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             (Exact name of Registrant as specified in its charter)


           Delaware                   0-26074                   04-3263743
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       (State or Other         (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)



      280 Summer Street, Boston, MA                            02210
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      (Address of principal executive offices)               (Zip Code)

              Registrant's telephone number, including area code

                                 (617) 912-2000
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


      On January 31, 2003, Student Advantage, Inc. (the "Company") closed a sale of a majority of its assets relating to the Company's SA Cash business to Blackboard Inc. for a purchase price of $4.5 million in cash. In connection with the sale, the Company agreed not to compete with Blackboard in the business of providing private-labeled stored-value card programs until January 2010, although the Company will be permitted to continue to offer the SA Cash product to certain schools currently using the product or certain payment systems and for certain other related activities. The parties also agreed that the Company would receive a long-term license right to use associated intellectual property for permitted business activities. Blackboard agreed not to compete with the Company's retained use of the SA Cash product during the term of the license and with the Company's membership program and certain other related business activities until July 2005.

      In connection with this transaction, the Company also agreed with its secured lenders (the "Reservoir lenders") to modify the repayment terms of its outstanding credit facility such that a payment of $1.5 million was due on January 31, 2003, rather than the payment of $3.5 million that was required under the December 2002 amendment to the Company's loan agreement with the Reservoir lenders. The other repayment terms of the December 2002 amendment continue in effect, requiring a payment of $4 million on March 31, 2003 and repayment of the remaining balance outstanding under the credit facility on the July 1, 2003 loan maturity date. The letter agreement setting forth the revised payment terms is attached hereto as Exhibit 10.1.

        The press release relating to the aforementioned transactions and issued by the Company on February 3, 2002 is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of the Business Acquired.

            Not applicable.

(b)   Pro Forma Financial Information.

            Not applicable.

(c)   Exhibits.

            See the Exhibit Index attached hereto.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         STUDENT ADVANTAGE, INC.
                                         (Registrant)


Date: February 10, 2003                  By: /s/ Raymond V. Sozzi, Jr.
                                         -------------------------------------
                                         Raymond V. Sozzi, Jr.,
                                         President and Chief Executive Officer
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                                  EXHIBIT INDEX

10.1 Letter agreement dated January 30, 2003 among the Registrant, the subsidiaries of the Registrant and Reservoir Capital Partners, L.P., Reservoir Capital Associates, L.P. Reservoir Capital Master Fund, L.P., Scholar, Inc., and John Katzman (amending the Loan Agreement by and among the Registrant, the subsidiaries of the Registrant, and Reservoir Capital Partners, L.P., Reservoir Capital Associates, L.P. and Reservoir Capital Master Fund, L.P.).

99.1  Press Release dated February 3, 2003 of the Registrant.